                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1999

                        BURNHAM PACIFIC PROPERTIES, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                        1-9524                33-0204126
----------------------------     -----------------------     -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (IRS EMPLOYER
        OF INCORPORATION)                                    IDENTIFICATION NO.)

         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT )

ITEM 5.  OTHER EVENTS.

         On December 15, 1999, Burnham Pacific Properties, Inc. (the "Company") completed certain modifications to its joint venture with the California Public Employees' Retirement System ("CalPERS").

         As part of the modification, the Company exchanged substantially all of its equity interest in the venture, BPP Retail, LLC, for a total consideration of approximately $39.4 million, comprised of approximately $29.1 million in cash and an in-kind property distribution valued at approximately $10.3 million. The cash proceeds were used to reduce outstanding indebtedness.

         In addition, as part of the modification, the Company sold two properties, the Stanford Ranch Shopping Center and the Foothill Plaza Shopping Center, to BPP Retail for approximately $18.9 million, comprised of approximately $12.8 million in cash and the assumption by BPP Retail of approximately $6.1 million in existing mortgage debt. Cash proceeds were used to reduce outstanding indebtedness and for general working capital purposes.

         The Company will continue to serve as the manager of BPP Retail's assets and would be entitled to continue to receive fees for asset management, leasing, acquisition and disposition activities, but will no longer be eligible for the incentive fee attributable to increases in asset values.

         Copies of the agreements relating to the aforementioned modifications, as well as agreements relating to necessary amendments to, and waivers and consents under, BPP Retail's credit facility with The Chase Manhattan Bank, are attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K. In addition, attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release of the Company, dated January 6, 2000.

         This Current Report on Form 8-K contains "forward-looking statements" that predict or indicate future events or trends or that do not relate to historical matters. The Company cannot assure the future events or outcomes of the matters described in these statements; rather, these statements merely reflect the Company's current expectations of the approximate outcome of the matter discussed. Investors should read the documents the Company files from time to time with the SEC, specifically the risk factors that were disclosed in its Registration Statement on Form S-3 that was filed with the SEC on August 13, 1999. Investors should be aware that the risk factors contained in that Form S-3 may not be exhaustive. Therefore, the Company recommends that investors read the information in that Form S-3 together with other reports and documents that the Company files with the SEC from time to time, including its Forms 10-K, 10-Q, and 8-K, which may supplement, modify, supersede or update those risk factors.

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



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits


EXHIBIT NO.        DESCRIPTION
-----------        -----------
10.1               Second Amendment to Operating Agreement of BPP Retail, LLC,
                   dated as of December 15, 1999, between Burnham Pacific
                   Employees LLC and CalPERS.

10.2               Contribution Agreement, dated as of November
                   30, 1999, between Burnham Pacific Employees
                   LLC and CalPERS.

10.3 Bell Gardens Ownership Agreement, dated as of December 15, 1999, by and among Burnham
                   Pacific Operating Partnership, L.P., Burnham
                   Pacific Employees LLC, BPP Retail, LLC and
                   CalPERS.

10.4 Waiver, Amendment and First Consent, dated as of December 15, 1999, by and among BPP
                   Retail, LLC, the Lenders named therein, The
                   Chase Manhattan Bank, as Administrative
                   Agent, Burnham Pacific Employees LLC,
                   Burnham Pacific Operating Partnership, L.P.
                   and CalPERS.

10.5               Waiver, Amendment and Second Consent to
                   Credit Agreement, dated as of December 15,
                   1999, by and among BPP Retail, LLC, BPAC
                   Texas, L.P., the Lenders named therein and The Chase Manhattan Bank, as Administrative
                   Agent.

99.1 Press Release, dated January 6, 2000, relating to certain modifications to BPP Retail, LLC, the Company's joint venture with CalPERS.


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                       BURNHAM PACIFIC PROPERTIES, INC.

Dated:  January 14, 2000               By: /s/ Daniel B. Platt
                                           -------------------------
                                       Name:       Daniel B. Platt
                                       Title:      Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
10.1               Second Amendment to Operating Agreement of BPP Retail, LLC,
                   dated as of December 15, 1999, between Burnham Pacific
                   Employees LLC and CalPERS.

10.2               Contribution Agreement, dated as of November
                   30, 1999, between Burnham Pacific Employees
                   LLC and CalPERS.

10.3 Bell Gardens Ownership Agreement, dated as of December 15, 1999, by and among Burnham
                   Pacific Operating Partnership, L.P., Burnham
                   Pacific Employees LLC, BPP Retail, LLC and
                   CalPERS.

10.4 Waiver, Amendment and First Consent, dated as of December 15, 1999, by and among BPP
                   Retail, LLC, the Lenders named therein, The
                   Chase Manhattan Bank, as Administrative
                   Agent, Burnham Pacific Employees LLC,
                   Burnham Pacific Operating Partnership, L.P.
                   and CalPERS.

10.5               Waiver, Amendment and Second Consent to
                   Credit Agreement, dated as of December 15,
                   1999, by and among BPP Retail, LLC, BPAC
                   Texas, L.P., the Lenders named therein and The Chase Manhattan Bank, as Administrative
                   Agent.

99.1 Press Release, dated January 6, 2000, relating to certain modifications to BPP Retail LLC, the Company's joint venture with CalPERS.



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